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                                   FORM 8-KA

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     July 14, 1998


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-17253                    51-0331454
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(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
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ITEM 5.   OTHER EVENTS

The Registrant is amending its Form 8-K dated July 14, 1998 to include the MBNA Master Credit Card Trust II, Series 1998-A Certificateholders' Statement and Key Performance Factors, which were inadvertently omitted. The MBNA Master Credit Card Trust II, Series 1998-C Certificateholders' Statement and Key Performance Factors were unintentionally filed. The Certificateholders' Statement and Key Performance Factors with respect to the MBNA Master Credit Card Trust II, Series 1998-A Certificates are attached hereto as exhibits under Item 7.



Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


     The following is filed as an Exhibit to this Report under Exhibit 20:



     20.32 Series 1998-A Certificateholders' Statement for the month ended June 30, 1998.



     The following is filed as an Exhibit to this Report under Exhibit 99:



    99.32. Series 1998-A Key Performance Factors for the month ended June 30, 1998.
                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July 14, 1998


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         David Martini
                                   ----------------------------------
                                Name:       David Martini
                                Title:      Vice President